[PHOTO]
                                                                Mario J. Gabelli

Gabelli
Gold
Fund,
Inc.

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1996

Gabelli Gold Fund, Inc.

Annual Report - December 31, 1996

                                                                       [PHOTO]
                                                                    Caesar Bryan
To Our Shareholders:

      1996 started well for gold and finished poorly. The gold price began the year at $386.75 per ounce and moved sharply higher to exceed $415 per ounce by early February. However since then, apart from some short lived rallies, the price declined to finish the year at $368.05 per ounce, which is a fall of over $18 per ounce for the year.

      Gold equities, helped by the strong performance of Wall Street, performed well relative to gold. The Philadelphia index of gold and silver stocks fell by just 3.0% for the year. Low inflation, a strengthening dollar and the continuing bull market in equities reduced investment interest in gold while continuing strong jewelry demand was met with further central bank sales.

      For the twelve months ended December 31, 1996, the Gabelli Gold Fund appreciated by 8.0% compared with a rise of 7.5% for the average gold fund monitored by Lipper Analytical Services Inc. For the fourth quarter, the Fund declined by 8.5% which compares with a loss of 4.6% for the average gold fund tracked by Lipper. Since its inception on July 11, 1994 through December 31, 1996, the Fund has returned 23.2%, which equates to an average annual return of 8.8%.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------
                                            Quarter
                              -----------------------------------
                              1st       2nd       3rd         4th       Year
                              ---       ---       ---         ---       ----
1996: Net Asset Value ....  $14.00    $13.40    $13.46      $12.32    $12.32
      Total Return .......   22.7%     (4.3)%     0.4%       (8.5)%     8.0%
--------------------------------------------------------------------------------
1995: Net Asset Value ....  $11.00    $11.96    $12.27      $11.41    $11.41
      Total Return .......   (0.6)%     8.7%      2.6%       (7.0)%     3.1%
--------------------------------------------------------------------------------
1994: Net Asset Value ....    --        --      $12.37      $11.07    $11.07
      Total Return .......    --        --       23.7%(b)   (10.5)%    10.7%(b)
--------------------------------------------------------------------------------

----------------------------------------------
Average Annual Returns - December 31, 1996 (a)
----------------------------------------------
1 Year .............................    8.0%
Life of Fund(b) ....................    8.8%
----------------------------------------------

(a) Total returns reflect changes in share price and are net of expenses. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost.
(b) From commencement of operations on July 11, 1994.
Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks. Investing in gold is considered speculative and is affected by a variety of world-wide economic, financial and political factors.

--------------------------------------------------------------------------------

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI GOLD FUND AND THE PHILADELPHIA GOLD & SILVER INDEX

  [The following table was represented as a line graph in the printed material]

                     Gabelli            Phil. Gold &
                    Gold Fund           Silver Index
                    ---------           ------------
 7/11/94             $10,000              $10,000
12/31/94             $11,070              $ 9,940
12/31/95             $11,410              $10,944
12/31/96             $12,323              $10,616

* Past performance is not predictive of future performance.

Our Investment Objective

      The Fund's objective is to obtain long-term capital appreciation by investing in the equity securities of foreign and domestic issuers principally engaged in gold and gold-related activities.

Our Approach

      We look at a number of company specifics in order to determine which gold stocks are relatively undervalued. Our primary focus is on capitalization per ounce of production and, more importantly, on capitalization per ounce of recoverable reserves. This determines how much gold actually backs every dollar invested in a gold company. We appreciate that every mining company must replace the gold that it mines, and we place a heavy emphasis on the quality of management and its ability to create shareholder wealth. We invest globally with an emphasis on gold-producing companies.

THE PORTFOLIO

Global Allocation

      The chart at the right presents the Fund's holdings by geographic region as of December 31, 1996. The geographic allocation will change based on future global market conditions.

      Countries and/or regions or companies represented in the chart and below may or may not be included in the Fund's portfolio in the future.

  [The following table was represented as a pie graph in the printed material]

                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/96

                              North America    59.2%

                              South Africa     26.7%

                              Australia         9.4%

                              Other             4.7%

Commentary

      Apart from the spike in the gold price at the start of 1996, gold has mostly traded in a narrow range between $380 and $390 per ounce for the past two years. However, at the beginning of December 1996 the price fell through the lower end of this range to end the year below $370 per ounce. This recent downward move in the gold price was disappointing since we had been expecting higher gold prices based on attractive supply/demand fundamentals and the potential for increased investment demand.

      It appears that the price weakness was due to increased central bank selling followed by significant disinvestment and shorting of gold by investment funds. The gold market is not particularly transparent but observers have come to this conclusion by talking to market participants and analyzing option transactions.

      Gold Fields Mineral Services has recently released its initial estimates of gold flows for 1996. This shows that jewelry and other fabrication demand rose by 0.6% to about 3,280 tons and mine supply by 2.5% to 2,300 tons. At least half of this shortfall is comprised of sales of scrap and the rest by central bank sales and hedging activity.

      Although these figures are only estimates, they do confirm that demand actually increased in a year in which the price moved sharply higher, albeit for a short period, and the U.S. dollar was strong. At current prices, which have not been seen since 1993, we expect physical demand to increase sharply particularly following the Chinese New Year in early February.

      This anticipated extra demand in the absence of higher prices will have to be met by increased central bank sales or commodity fund shorting of gold. Although possible, this is unlikely. Recent central bank sales have emanated from European countries which are preparing for European Monetary Union. Both the French and German central banks, the largest owners of gold in Europe, have stated that they will not sell gold. Of greater interest is the very large short position in gold that many commodity funds are now carrying. If large physical demand causes the gold price to rise, short covering could turn a mild recovery into a squeeze that pushes the price sharply higher.

      Although the XAU index of gold stocks declined by 3.0% and the Johannesburg index of gold stocks fell by 10%, a number of gold stocks performed very well. These tended to be exploration companies with no production which are very high risk investments. The Fund continues to emphasize gold companies which have gold production. The Fund's concentration is in medium-sized gold producers with good growth prospects, primarily in North America but also in Australia. We also have a commitment to a number of South African mines which would do well in a higher gold price environment.

      We believe that the consolidation in the gold mining industry will continue and many of the Fund's holdings could be attractive to larger companies looking to grow their reserves.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable EBITDA (earnings before interest, taxes, depreciation and amortization) prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Bema Gold Corporation (7.5%, Sub. Deb. Cv. 2/28/00) is a junior Canadian-based growth gold mining company in South America. In 1996, the company entered the ranks of production companies when its 50%-owned Refugo Mine in Chile started operations. This mine is expected to produce over 230,000 ounces per year. Cash flow from this mine and a small operation in Venezuela will be used to carry out an aggressive drilling program on a number of properties, of which the most exciting is the Cerro Casale gold-copper porphyry deposit.

Cia de Minas Buenaventura S.A. (BLE.LM - $8.30 - Lima Stock Exchange) is one of Peru's leading mining companies. Its major asset is a 32.3% stake in Yannacocha which is one of the most profitable gold operations in the world and is South America's largest gold mine. The operator of the mine is Newmont Mining and Buenaventura is attempting to increase its ownership in Yannacocha to over 43% as it has good potential for further growth. The company has interests in a number of other gold and silver mines in Peru as well as promising exploration properties. Buenaventura's exploration joint venture partners include Barrick Resources, Echo Bay and Cyprus Amex.

Euro-Nevada Mining Corporation (EN.TO - $29.83 - Toronto Stock Exchange) is a sister company of Franco-Nevada and shares the same management. However, Euro-Nevada only invests in gold royalty properties. The company's flagship royalty properties are its 4% net smelter return and 5% net profits interest royalty on Barrick Gold's Meikle Mine in the Carlin Trend of Nevada. The company has assembled impressive royalty properties many of which are in production. Among a number of recent exciting developments is the continuing flow of good news from the company's Midas joint venture in Nevada with Franco-Nevada. Euro-Nevada owns 50% of this project which will be one of the lowest cost gold mines in the world when it comes into production.

GoldCorp Inc. (GA.TO - $8.57 - Toronto Stock Exchange) is a mid-sized Canadian gold producer with two producing gold mines and two industrial mineral operations. The company's most significant asset is the Red Lake Mine which is part of a major production camp in Canada. Recent exploration drilling has revealed high grade ore zones, previously unknown, which should add significantly to the mine's reserves. These new discoveries will necessitate some capital expenditures which the company will easily be able to finance from its current cash position of $50 million. GoldCorp is undervalued relative to other mid-sized producers and we expect management to add significantly to shareholder value.

Guyanor Resources SA (GRE.TO - $6.75 - Toronto Stock Exchange) is a 70%-owned subsidiary of Golden Star Resources and was launched as a public company in March 1995. The company was formed to hold Golden Star's interests in mineral deposits in French Guiana in South America. French Guiana offers an excellent combination of prospective geology, skilled work force and political stability.

The company intends to be a leader in the development of the gold mining industry in French Guiana. Guyanor owns a number of potentially significant exploration targets containing both gold and diamonds and has joint venture agreements with major companies such as BHP Minerals, Cambior and Asarco.

IAM Gold (IMG.TO - $4.85 - Toronto Stock Exchange) International African Mining Corporation is involved in the exploration and development of gold properties primarily in West Africa. The company sought out interesting properties before West Africa became popular among junior exploration companies. The company's main asset is their 38% ownership of the Sadiola gold mine in Mali. The mine has just begun production at an annual rate of about 400,000 ounces at a very low cash cost of less than $150 per ounce. IAM Gold's partner in this mine is Anglo American. The company also has a joint venture with Ashanti Goldfields to explore for gold in Ghana, Guinea, Niger and Senegal. More recently IAM Gold has turned its attention to South America and has obtained concessions in Ecuador.

Newmont Mining Corporation (NEM - $44.75 - NYSE) is one of the premier growth gold mining companies in North America. Until recently, the company's operations were limited to the Carlin Trend in Nevada, which produced 1.7 million ounces of gold in 1996. However, the company is now beginning to benefit from exploration expenditures outside the United States. In 1996, Newmont began gold production at Minahasa in Indonesia to add to existing overseas operations at Yanacocha in Peru and Zarafsham in Uzbekistan. Two properties currently in development will be in production within the next three years. One is in Indonesia and the second is in Mexico.

Randgold and Exploration Company Ltd. (RNGJn.J - $6.79 - Johannesburg Stock Exchange) owns stocks in a number of mines in South Africa including Harmony Gold Mines and Durban Roodepoort Mines, as well as exploration assets and gold mines in the rest of Africa through a subsidiary named Randgold Resources. New management joined the company in 1994 and has undertaken a comprehensive review of the company's activities and structure. This has resulted in a change in the relationship between Randgold and its operating mines, reducing head office staff and instituting productivity enhancing reforms including buying neighboring mines. Randgold Resources recently purchased an operating gold mine from B.H.P., the large Australian metals company and we expect Randgold Resources will attempt to list its shares during 1997. Randgold offers investors sensitivity to higher gold prices through its producing mines and to reserve growth through Randgold Resources. Randgold Resources has a number of promising exploration properties outside South Africa, the value of which we believe has not been fully recognized by the market.

Stillwater Mining Ltd. (PGMS - $18.125 - NASDAQ) is the only U.S. producer of platinum and palladium, rare precious metals used in many industrial applications and in the jewelry industry. The largest use for platinum is in catalytic converters for the auto industry, while about half of the supply of palladium is consumed in the production of electric components for personal computers and cellular telephones. Historically, the price of platinum has traded at a premium to the gold price. The company's reserves of platinum and palladium at year end 1996 totaled 21.6 million ounces which is roughly equivalent to twelve million ounces of gold. In addition to this, Stillwater announced a total mineral inventory of 25.4 million ounces equivalent to 14 million ounces of gold. Based on a market capitalization to reserves, this makes Stillwater very cheap relative to other North American gold companies. New management is concentrating on improving profitability and expanding the operation. Stillwater went public at the end of 1994 and raised the necessary funds to finance the mine expansion.

TVX Gold, Inc. (TVX - $7.80 - NYSE) is a mid-sized gold producer with four operating mines. Its largest mine in La Coipa, Chile is a joint venture with Placer Dome and has a cash cost of less than $90 per ounce. The other mines are located in Brazil and Canada. The company has been actively pursuing a growth strategy, which includes acquisitions and exploration. The single most exciting project within the company is in Greece at Kassandra. This property was sold to TVX by the Government of Greece and mining has been conducted there for centuries. However, TVX has discovered further resources and Kassandra will become a significant producer of gold for the company. This spring another of TVX's development properties, Mussellwhite, will begin operations. We believe TVX is one of the cheapest mid-capitalization gold stocks on a reserve basis in North America.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Furthermore, Gabelli Gold Fund and many of our other Funds are available through the no-transaction fee programs at many major discount brokerage firms.

Gabelli U.S. Treasury Money Market Fund

      Shareholders of any of the Gabelli Funds may invest in The Gabelli U.S. Treasury Money Market Fund with an initial investment of $3,000 or more. The Fund provides checkwriting and exchange privileges. The Fund's expenses are capped at .30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will maintain a stable $1 per share net asset value. Call us at 1-800-GABELLI (1-800-422-3554) for a prospectus which gives a more complete description of the Fund, including management fees and expenses. Read it carefully before you invest or send money.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, quarterly reports, closing prices, IRAs, 401(k)s and other current news. You can also send us e-mail at info@gabelli.com.

In Conclusion

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GOLDX. Please call us during the day for further information.

      We thank you for your confidence in our investing abilities and wish you a productive and financially rewarding 1997.

                                        Sincerely,

                                        /s/ Caesar Bryan

                                        Caesar Bryan
                                        President and Portfolio Manager
February 3, 1997

--------------------------------------------------------------------------------
                                Top Ten Holdings
                                December 31, 1996

     Randgold and Exploration Company Ltd.      Guyanor Resources SA
     Stillwater Mining Ltd.                     IAM Gold
     GoldCorp Inc.                              Bema Gold Corp.
     TVX Gold, Inc.                             Euro-Nevada Mining Corporation
     Newmont Mining Corporation                 Placer Dome, Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Gabelli Gold Fund, Inc.
Portfolio of Investments -- December 31, 1996
================================================================================

                                                                     Market
 Shares                                                Cost           Value
 ------                                                ----           -----
            COMMON STOCKS -- 93.45%
            METALS AND MINING -- 93.45%
            AUSTRALIA -- 8.83%
 100,000    Climax Mining Ltd.+ ................   $    94,438    $    92,104
 200,000    Emperor Mines Ltd.+ ................       265,613        389,060
 250,000    Menzies Gold NL+ ...................       121,917        113,145
  60,000    Plutonic Resources Ltd. ............       278,784        278,694
  80,000    Ranger Minerals N.L.+ ..............       235,400        244,552
 140,000    Resolute Samantha Ltd. .............       279,858        291,239
  15,000    Sons of Gwalia Ltd. ................       113,302         88,491
                                                   -----------    -----------
                                                     1,389,312      1,497,285
                                                   -----------    -----------
            IRELAND -- 1.73%
 347,271    Glencar Explorations plc+ ..........       239,247        293,965
                                                   -----------    -----------
            NORTH AMERICA -- 54.38%
  17,000    Casmyn Corp. .......................       273,190        157,250
  50,000    Dayton Mining Corporation ..........       157,080        331,875
  17,600    Euro-Nevada Mining
             Corporation .......................       219,367        525,047
   9,500    Franco-Nevada Mining
             Corporation .......................       262,948        434,810
  10,000    Getchell Gold Corp.+ ...............       270,625        383,750
  89,600    GoldCorp Inc. Cl. A ................       232,748        767,907
  30,000    Golden Star Resources Ltd.+ ........       203,512        394,967
   5,000    Golden Star Resources Ltd.+
             ADR ...............................        70,250         65,000
  25,000    Greenstone Resources Ltd. ..........        97,792        290,846
  94,200    Guyanor Resources SA+ ..............       142,317        635,558
 130,000    IAM Gold+ ..........................       543,676        630,562
  23,000    Lazare Kaplan International
             Inc + .............................       391,000        393,875
  70,000    Meridian Gold Inc.+ ................       127,180        165,937
  70,000    Miramar Mining Corporation+ ........       346,359        306,346
  15,000    Newmont Mining
             Corporation .......................       786,000        671,250
  51,000    North American
            Palladium Ltd + ....................       298,995        184,875
  19,200    Pioneer Group, Inc. ................       418,778        456,000
  21,300    Placer Dome Inc. ...................       531,653        463,275
  50,000    Prime Resources Group ..............       369,310        353,756
  44,250    Stillwater Mining Ltd.(a)(b)+ ......       306,500        802,031
  90,000    TVX Gold, Inc.+ ....................       673,399        702,407
   8,000    Valerie Gold Resources Ltd. ........        81,366         46,098
 400,000    Venoro Gold Corp. - A+ .............       197,059         61,269
                                                   -----------    -----------
                                                     7,001,104      9,224,691
                                                   -----------    -----------
            PERU -- 3.06%
  55,301    Cia De Minas Buenaventura
             SA - Class C ......................       172,946        404,745
  13,825    Cia De Minas Buenaventura
             SA - Class B ......................       112,389        114,765
                                                   -----------    -----------
                                                       285,335        519,510
                                                   -----------    -----------
            SOUTH AFRICA -- 25.45%
  24,664    Ashanti Goldfields Co. Ltd. ........       356,108        305,223
 167,900    Blyvooruitzicht Gold
             Mining Ltd. .......................       342,016        170,484
  30,000    Blyvooruitzicht Gold Mining
             Ltd. Unsponsored ADR ..............       188,200         88,125
 130,000    Deelkraal Gold+ ....................       249,773         90,324
 100,000    Deelkraal Gold ADR+ ................       110,000         69,474
  27,500    Durban Roodepoort Deep,
             Ltd + .............................       298,500        206,926
 100,000    East Rand Proprietary Mines
             Unsponsored ADR+ ..................        70,000         34,500
  21,658    Golden Shamrock Mines
             Preference Shares (AGS) ...........         1,896          2,166
  34,000    Harmony Gold Mining
             Ltd. ADR ..........................       359,375        267,750
  25,000    Impala Platinum Holdings
             Ltd ...............................       562,500        249,865
  50,000    Kalahari Goldridge Mining
             Co., Ltd. .........................        28,800         27,683
  40,000    Loraine Gold Mines
             Ltd. ADR+ .........................       191,888        110,000
 367,750    Northam Platinum Limited+ ..........       452,320        235,838
  31,141    Randfontein Estates Gold
             Mining Company Ltd. ADR ...........       237,876        161,114
 203,547    Randgold and Exploration
             Company Ltd.+ .....................       585,331      1,381,492
  20,161    Randgold Resources, Ltd.+ ..........       281,606        514,106
  36,700    Saint Helena Gold Mines Ltd. .......       313,412        211,025
 100,000    West Rand Consolidated
             Mines Ltd. ........................       253,451        191,383
                                                   -----------    -----------
                                                     4,883,052      4,317,478
                                                   -----------    -----------
            TOTAL COMMON STOCKS ................    13,798,050     15,852,929
                                                   -----------    -----------
            PREFERRED STOCKS -- 0.56%
            SOUTH AFRICA -- 0.56%
  11,000    Durban Roodepoort Deep,
             Ltd. Pfd. .........................        73,519         94,057
                                                   -----------    -----------
            TOTAL PREFERRED STOCKS .............        73,519         94,057
                                                   -----------    -----------
            OPTIONS -- 0.74%
            SOUTH AFRICA -- 0.74%
  36,000    Durban Roodepoort
             Deep, Ltd.+ .......................       129,440        125,053
                                                   -----------    -----------
            TOTAL OPTIONS ......................       129,440        125,053
                                                   -----------    -----------

    The accompanying notes are an integral part of the financial statements.

Gabelli Gold Fund, Inc.
Portfolio of Investments (Continued) -- December 31, 1996
================================================================================

Principal
 Amount                                                              Market
or Shares                                              Cost           Value
---------                                              ----           -----

            WARRANTS -- 0.64%
            AUSTRALIA -- 0.55%
 180,500    Lone Star Exploration+ .............   $    47,626    $    93,156
                                                   -----------    -----------
            NORTH AMERICA -- 0.00%
   4,000    Valerie Gold Resources Ltd.
             Special Warrants+ .................             0              0
                                                   -----------    -----------
            SOUTH AFRICA -- 0.09%
  21,900    Blyvooruitzicht Gold
             Mining Ltd.+ ......................        11,798         15,496
  19,750    Northam Platinum Limited+ ..........         2,495            253
                                                   -----------    -----------
                                                        14,293         15,749
                                                   -----------    -----------
            TOTAL WARRANTS .....................        61,919        108,905
                                                   -----------    -----------
            CONVERTIBLE CORPORATE BONDS -- 5.22%
            NORTH AMERICA
$200,000    Atlas Corporation Sub. Deb. Cv .....
             7.00%, 10/25/00(c) ................       200,000        200,000
 200,000    Bema Gold Corporation Sub. .........
             Deb. Cv. 7.50%, 02/28/00 ..........       200,000        605,660
 100,000    William Resources Ltd. Sub. ........
             Deb. Cv. 8.00%, 11/21/00 ..........        75,182         80,233
                                                   -----------    -----------
            TOTAL CONVERTIBLE
             CORPORATE BONDS ...................       475,182        885,893
                                                   -----------    -----------
            TOTAL
             INVESTMENTS -- 100.61% ............   $14,538,110*    17,066,837
                                                   ===========

            Liabilities in excess of Other
             Assets -- (0.61%)..................                     (103,544)
                                                                  -----------

            NET ASSETS -- 100.00%
             (1,376,508 shares
             outstanding).......................                  $16,963,293
                                                                  ===========

            Net Asset Value and Redemption
             Price Per Share ...................                       $12.32
                                                                  ===========

 ----------
 (a) Security is fair valued pursuant to procedures established by the Board of Directors.
 (b) Security restricted as to resale. This investment was acquired on September 14, 1994 and represents 4.73% of net assets at December 31, 1996.
 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1996, Rule 144A securities amounted to $200,000 or 1.2% of net assets.
 ADR   -- American Depositary Receipt
 +     -- Non-income producing security
 *     For Federal income tax purposes:
       Aggregate cost ................................        $ 14,538,110
                                                              ============
       Gross unrealized appreciation .................        $  4,810,931
       Gross unrealized depreciation .................          (2,282,204)
                                                              ------------
       Net unrealized appreciation ...................        $  2,528,727
                                                              ============

    The accompanying notes are an integral part of the financial statements.

                             Gabelli Gold Fund, Inc.

Statement of Assets and Liabilities
December 31, 1996
================================================================================

Assets:
   Investments in securities, at value
     (Cost $14,538,110) .....................................      $ 17,066,837
   Cash .....................................................            10,190
   Receivable for investments sold ..........................         1,124,271
   Receivable for Fund shares sold ..........................           312,212
   Dividends and interest receivable ........................            23,754
   Deferred organizational expenses .........................            46,603
                                                                   ------------
     Total assets ...........................................        18,583,867
Liabilities:
   Payable to Advisor .......................................            15,155
   Payable to custodian .....................................         1,014,265
   Payable for Fund shares redeemed .........................           579,666
   Other accrued expenses ...................................            11,488
                                                                   ------------
     Total liabilities ......................................         1,620,574
                                                                   ------------
     Net assets (applicable to 1,376,508
       shares outstanding) ..................................      $ 16,963,293
                                                                   ============
     Net asset value and redemption price
       per share ............................................      $      12.32
                                                                   ============
Net Assets Consist of:
   Capital Stock, at par value ..............................      $      1,377
   Additional paid-in capital ...............................        15,125,461
   Accumulated net realized loss on investments
     and foreign currency transactions ......................          (691,652)
   Net unrealized appreciation on
     investments and assets and liabilities
     denominated in foreign currencies ......................         2,528,107
                                                                   ------------
     Net assets .............................................      $ 16,963,293
                                                                   ============

Statement of Operations for the
Year Ended December 31, 1996
================================================================================

Income:
   Dividends (net of foreign taxes of $4,544) ................      $    96,491
   Interest ..................................................           59,881
                                                                    -----------
     Total income ............................................          156,372
                                                                    -----------
Expenses:
   Investment advisory fees ..................................          205,967
   Distribution expenses .....................................           51,492
   Transfer and shareholder servicing agent ..................           43,314
   Legal and audit fees ......................................           39,210
   Printing and mailing ......................................           24,609
   Amortization of organization expenses .....................           18,240
   Registration fees .........................................           18,165
   Custodian fees and expenses ...............................           20,894
   Directors' fees ...........................................           11,994
   Miscellaneous .............................................           13,687
                                                                    -----------
     Total expenses ..........................................          447,572
                                                                    -----------
   Investment loss - net .....................................         (291,200)
                                                                    -----------
Net Realized and Unrealized Gain (Loss) on
   Investments:
   Net realized loss on investments ..........................         (381,958)
   Net realized loss on foreign currency
     transactions ............................................             (809)
                                                                    -----------
     Net realized loss .......................................         (382,767)
                                                                    -----------
   Net change in unrealized appreciation on
     investments and other assets and liabilities
     denominated in foreign currencies .......................        1,837,504
                                                                    -----------
     Net realized and unrealized gain on
       investments ...........................................        1,454,737
                                                                    -----------
Net increase in net assets resulting
 from operations .............................................      $ 1,163,537
                                                                    ===========

Statement of Changes in Net Assets
================================================================================

                                                                    Year Ended        Year Ended
                                                                 December 31, 1996  December 31, 1995
                                                                 -----------------  -----------------
Increase (decrease) in Net Assets:
   Investment loss - net .......................................   $   (291,200)     $   (195,523)
   Net realized loss on investments and
       foreign currency transactions ...........................       (382,767)         (299,054)
   Net change in unrealized appreciation
       on investments and other assets and
       liabilities denominated in foreign currencies ...........      1,837,504           703,796
                                                                   ------------      ------------
       Net increase in net assets resulting from operations ....      1,163,537           209,219

   Share transactions -- net ...................................      1,289,561        (3,333,607)
                                                                   ------------      ------------

       Net increase (decrease) in net assets ...................      2,453,098        (3,124,388)

Net Assets:
   Beginning of year ...........................................     14,510,195        17,634,583
                                                                   ------------      ------------
   End of year .................................................   $ 16,963,293      $ 14,510,195
                                                                   ============      ============

    The accompanying notes are an integral part of the financial statements.

Gabelli Gold Fund, Inc.
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies. The Gabelli Gold Fund, Inc. (the "Fund") was incorporated in Maryland. The Fund is a no-load, open-end, diversified management investment company whose objective is long-term capital appreciation. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

Security Valuation. Portfolio securities listed or traded on the New York or American Stock Exchanges, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") or traded on foreign exchanges are valued at the last sale price on that exchange (if there were no sales that day, the security is valued at the average of the bid and asked prices). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of their bid and asked prices. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Directors. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the last sale price on the exchange on which they are listed, unless no sales of such options have taken place that day, in which case they will be valued at the mean between their closing bid and asked prices.

Foreign Currency Transactions. The books and records of the Fund are maintained in U.S. dollars as follows:

(i) market value of investment securities and other assets and liabilities are recorded at the exchange rate on the valuation date.

(ii) purchases and sales of investment securities, income and expenses are recorded at the exchange rate prevailing on the respective date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Net realized and unrealized foreign exchange gains and losses which arise from changes in exchange rates involving assets and liabilities other than investments in securities were immaterial for the year ended December 31, 1996.

Forward Foreign Currency Contracts. The Fund may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions to hedge against changes in exchange rates. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

At December 31, 1996, the Fund had short positions in the following forward foreign currency contracts:

Gabelli Gold Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

                                       Settlement                    Unrealized
        Amount/Currency                   Date          Value           Gain
 -------------------------------       ----------     --------        ---------
   8,693  Sell Australian Dollar         1/7/97       $  7,117             $ 13
  20,863  Sell Australian Dollar         1/8/97         16,565               38
 259,461  Sell Canadian Dollar           1/6/97        189,249               97
                                                      --------             ----
                                                      $212,931             $148
                                                      ========             ====

Security Transactions and Investment Income. Security transactions are accounted for on the dates the securities are purchased or sold (the trade dates), with realized gain or loss on investments determined by using specific identification as the cost method. Interest income (including amortization of premium and discount) is recorded as earned. Dividend income and dividend and capital gain distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes. The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If more than 50% in value of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

For the years ended December 31, 1996 and 1995, the Fund reclassified $291,200 and $195,523, respectively, from accumulated investment loss to paid-in capital. Net assets were not affected by this change.

The Fund has a net capital loss carryforward for Federal income tax purposes of $805,822 from prior years. This loss carryforward is available to reduce future distributions of net capital gains to shareholders. $6,761 of the loss carryforward is available through 2002; $307,937 is available through 2003 and $491,124 is available through 2004.

2. Capital Stock Transactions. The Articles of Incorporation, dated May 13, 1994, permit the Fund to issue 1,000,000,000 shares (par value $0.001). Transactions in shares of common stock were as follows:

                                 Year Ended December 31, 1996   Year Ended December 31, 1995
                                 ----------------------------   ----------------------------
                                    Shares         Amount          Shares         Amount
                                  ----------    ------------     ----------    ------------
Shares sold ...................    5,950,581    $ 81,147,459      2,241,792    $ 25,680,073
Shares issued upon reinvestment         --              --             --              --
Shares redeemed ...............   (5,846,234)    (79,857,898)    (2,563,349)    (29,013,680)
                                  ----------    ------------     ----------    ------------
 Net increase (decrease) ......      104,347    $  1,289,561       (321,557)   $ (3,333,607)
                                  ==========    ============     ==========    ============

3. Purchases and Sales of Securities. Purchases and sales of securities for the year ended December 31, 1996, other than U.S. government obligations and short-term securities, aggregated $12,017,381 and $10,753,151, respectively.

4. Investment Advisory Contract. The Fund employs Gabelli Funds, Inc., (the "Advisor") to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including officers,

Gabelli Gold Fund, Inc.
Notes to Financial Statements (Continued)
================================================================================

required for its administrative management, and to pay the compensation of all officers and Directors of the Fund who are its affiliates. As compensation for the services rendered and related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and payable monthly, equal to 1.00% per annum of the Fund's average daily net assets.

5. Organization Expenses. The organization expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

6. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder. For the year ended December 31, 1996, the Fund has incurred distribution costs of $51,492, or 0.25% of average net assets, the annual limitation under the Plan. The Board of Directors has approved that Distribution costs incurred by Gabelli & Co., Inc., of $306,818, which are in excess of the 0.25% limitation, may be recovered from the Fund in future periods, subject to such limitation.

Financial Highlights
================================================================================
Selected data for a share of capital stock outstanding throughout each period:

                                                                                  July 11, 1994
                                                     Year Ended December 31,    (Commencement of
                                                     -----------------------   Operations) through
                                                       1996          1995       December 31, 1994
                                                      -------       -------     -----------------
Operating Performance:
Net Asset Value, Beginning of Period ...............  $ 11.41       $ 11.07         $ 10.00
                                                      -------       -------         -------

Increase from Investment Operations:
  Net investment loss(e) ...........................    (0.19)        (0.15)           0.00
  Net realized and unrealized gain on securities ...     1.10          0.49            1.07(a)
                                                      -------       -------         -------
  Total from investment operations .................     0.91          0.34            1.07
                                                      -------       -------         -------
Net Asset Value, End of Period .....................  $ 12.32       $ 11.41         $ 11.07
                                                      =======       =======         =======
  Total Return(b) ..................................      8.0%          3.1%           10.7%
Ratios of Average Net Assets/Supplemental Data:
  Net Assets, End of Period (in thousands) .........  $16,963       $14,510         $17,634
  Ratio of Operating Expenses to Average Net Assets      2.17%         2.25%           2.04%(c)
  Ratio of Net Investment Loss to Average Net Assets    (1.41)%       (1.12)%         (0.26)%(c)
  Portfolio Turnover Rate ..........................    53.74%        37.94%          12.00%
  Average Commission Rate(d) .......................  $0.0241          --              --

----------
(a) Includes the effect of realized gains prior to significant increases in shares outstanding.
(b) Total return is calculated assuming a purchase of shares at the net asset value on the first day and a sale on the last day of each year reported and inclues reinvestment of dividends and distributions.
(c)   Annualized.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.
(e)   Based on average month-end shares outstanding.

Gabelli Gold Fund, Inc.
Report of Ernst & Young LLP, Independent Auditors
================================================================================

Shareholders and Board of Directors
Gabelli Gold Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Gabelli Gold Fund, Inc. as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gabelli Gold Fund, Inc. at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

February 20, 1997
New York, New York

                                             /S/ Ernst & Young LLP

                            GABELLI'S FAMILY OF FUNDS

Gabelli Asset Fund _____________________________________________________________

Invests in a diversified portfolio of companies selling below their private market value. The Fund's primary objective is to seek growth of capital. (No-load)

                                        Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Growth Fund ____________________________________________________________

Invests in a diversified portfolio of common stocks that have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is to seek capital appreciation by employing an earnings-driven investment approach. (No-load)

                                          Portfolio Manager: Howard F. Ward, CFA

Gabelli/Westwood Funds _________________________________________________________

Three investment portfolios designed to pursue a variety of investment objectives. Equity Fund seeks growth, Balanced Fund seeks income and growth, Intermediate Bond Fund seeks current income. (No-load)

                                                  Portfolio Manager: Susan Byrne

Gabelli Small Cap Growth Fund __________________________________________________

Invests primarily in equity securities of smaller companies (total market capitalization of less than $500 million) which are believed likely to have rapid growth in revenues and earnings. The Fund's primary objective is to seek capital appreciation. (No-load)

                                        Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Equity Income Fund _____________________________________________________

Invests primarily in a portfolio of income producing equity securities. Pays quarterly dividends. The Fund's primary objective is to seek a high level of total return. (No-load)

                                        Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Value Fund _____________________________________________________________

Invests in a concentrated portfolio of securities of companies which are selling below their private market value. The Fund's primary objective is long-term capital appreciation. Max. Sales charge: 511/42%

                                        Portfolio Manager: Mario J. Gabelli, CFA

Gabelli U.S. Treasury Money Market Fund ________________________________________

Invests exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. An investment in the Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

                                                 Portfolio Manager: Ronald Eaker

--------------------------------------------------------------------------------
      GABELLI FUNDS
Searching for Opportunities                         [GRAPHIC OMITTED]
        WORLD-WIDE
--------------------------------------------------------------------------------
Global Series

   Gabelli Global Telecommunications Fund

   Invests in telecommunications companies throughout the world. Targets undervalued companies with strong earnings per share and cash flow dynamics. The Fund's primary objective is to seek capital appreciation. (No-load)

                                             Team Manager: Mario J. Gabelli, CFA

  Gabelli Global Convertible Securities Fund

   Invests principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is to seek a high level of total return through a combination of current income and capital appreciation. (No-load)

                                                 Portfolio Manager: Hart Woodson

  Gabelli Global Interactive Couch Potato(R) Fund

   Invests in companies involved in communications, creativity and copyright throughout the world. The Fund will also invest in companies participating in emerging technological advances in interactive services and products. The Fund's primary objective is to seek capital appreciation. (No-load)

                                              Portfolio Manager: Marc J. Gabelli

Gabelli Gold Fund ______________________________________________________________

Invests in a global portfolio of equity securities of gold mining and related companies. The Fund's primary objective is to seek capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (No-load)

                                                 Portfolio Manager: Caesar Bryan

Gabelli International Growth Fund ______________________________________________

Invests in a diversified portfolio of equity securities of companies outside of the U.S. Seeks to achieve international diversification and capital appreciation. (No-load)

                                                 Portfolio Manager: Caesar Bryan

The five funds above invest in foreign securities which involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

                                          Distributed by Gabelli & Company, Inc.

                             Gabelli Gold Fund, Inc.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA
Chairman and
Chief Investment Officer
Gabelli Funds, Inc.

E. Val Cerutti
Chief Executive Officer
Cerutti Consultants, Inc.

Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.

Karl Otto Pohl
Former President
Deutsche Bundesbank

Werner J. Roeder, MD
Director of Surgery
Lawrence Hospital

Anthonie C. van Ekris
Managing Director
BALMAC International, Inc.

Daniel E. Zucchi
President
Daniel E. Zucchi Associates

                                    Officers

Caesar Bryan
President and
Portfolio Manager

James E. McKee
Secretary

Bruce N. Alpert
Vice President
and Treasurer

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                            Willkie Farr & Gallagher

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------